                                                                   EXHIBIT 99.20

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------

IN RE:                                        )                        DEBTOR IN POSSESSION OPERATING REPORT
                                              )                        -------------------------------------
                                              )
MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES)                   REPORT NUMBER  19               Page 1 of 3
                                              )                              FOR THE PERIOD FROM: October 1, 2001
                                              )                                               TO: October 31, 2001
                                              )                   ------------------------------------------------
                                              )
----------------------------------------------
CHAPTER 11 CASE NO. SV00-13471KL              )
----------------------------------------------
                                                                  SEE ATTACHED

1.  Profit and Loss Statement
A.  Related to Business Operations:
       Gross Sales
                                                                  ------------------
       Less Sales Returns and Discounts
                                                                  ------------------
       Net Sales                                                                                 -
                                                                                     --------------
       Less:  Cost of Goods Sold

          Beginning Inventory at Cost                                             -
                                                                  ------------------
          Add:  Purchases
                                                                  ------------------
          Less:  Ending Inventory at Cost                                         -
                                                                  ------------------
             Cost of Goods Sold                                                                  -
                                                                                     --------------
       Gross Profit                                                                                             -
                                                                                                     -------------

       Other Operating Revenue (Specify)                                                                        -
                                                                                                     -------------

Less:  Operating Expenses
       Officer Compensation
                                                                  ------------------
       Salaries & Wages - Other Employees
                                                                  ------------------
          Total Salaries & Wages                                                                 -
                                                                                     --------------
          Employee Benefits                                                                      -
                                                                                     --------------
       Payroll Taxes
                                                                  ------------------
       Real Estate Taxes (Personal Property Tax)
                                                                  ------------------
       Federal and State Income Taxes
                                                                  ------------------
          Total Taxes                                                                            -
                                                                                     --------------
       Rent and Lease Exp. (Real and Personal Property)                          -
                                                                  ------------------
       Interest Expense (Mortgage, Loan, etc.)                                   -
                                                                  ------------------
       Insurance
                                                                  ------------------
       Automobile Expense
                                                                  ------------------
       Utilities (Gas, Electric, Water, Telephone, etc.)
                                                                  ------------------
       Depreciation and Amortization
                                                                  ------------------
       Repairs and Maintenance
                                                                  ------------------
       Advertising                                                                -
                                                                  ------------------
       Supplies, Office Expenses, Photocopies, etc.
                                                                  ------------------
       Bad Debts                                                                  -
                                                                  ------------------
       Miscellaneous Operating Expenses (Specify)                                                -
                                                                  ------------------ --------------
          Total Operating Expenses                                                                              -
                                                                                                     -------------

       Net Gain/(Loss) from Business Operations                                                                 -
                                                                                                     -------------

B.  Not Related to Business Operations
       Income:

          Interest Income
                                                                                     --------------
          Other Non-Operating Revenues (Specify)
                                                                                     --------------
          Gross Proceeds on Sale of Assets
                                                                  -----------------
          Less: Original Cost of Assets plus Expenses of Sale
                                                                  -----------------
             Net Gain/(Loss) on Sale of Assets
                                                                                     --------------
          Total Non-Operating Income
                                                                                                     -------------
       Expenses Not Related to Business Operations:

          Legal and Professional Fees
                                                                                     -------------
          Other Non-Operating Expenses (Specify)
                                                                                     -------------
             Total Non-Operating Expenses                                                                       -
                                                                                                     -------------

       NET INCOME /(LOSS) FOR PERIOD                                                                            -
                                                                                                     =============

-------------------------------------------------------------------------------------------------------------------
Revised April 1989                                                OPERATING REPORT                            UST-4
-------------------------------------------------------------------------------------------------------------------

MATTHEWS STUDIO EQUIPMENT GROUP & SUBSIDIARIES
Statement of Operations for the Period  October 31, 01
--------------------------------------------------------------------------------

($000's)

REVENUES


   Sales                                                                                       -
   Rental revenues                                                                             -
                                                                                ----------------
                  Total  revenues                                                              -


   Cost of goods sold                                                                          -
   Cost of rental operation                                                                    -
                                                                                ----------------
                  Total cost of sales and rental                                               -


                  Gross profits                                                                -


   Selling expense                                                                             -
   General & administration                                                                    7
                                                                                ----------------
                  Total operating expenses                                                     7


                  Operating profit                                                            (7)


   Depreciation & amortization                                                                 -
   Coporate Interest allocation                                                                -
   DIP Interest                                                                                -
   Other income & expenses                                                                     -
                                                                                ----------------


   Earnings before reorganization items & income tax provision                                (7)


   Reorganization items:
   Loss from sales of assets/Closing cost of facility                                          -
   Professional fees                                                                          61
   Provision for rejected executory contracts                                                  -
   Interest earned on accumulated cash resulting from chapter 11 Proceeding                    -
                                                                                ----------------
                  Total reorganization items                                                  61

                  Income(loss) before income tax provision                                   (68)
   Income tax (benefits)                                                                       -
                                                                                ----------------
                  Net income (loss)                                                          (68)
                                                                                ================

------------------------------------------------------------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 19
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Page 2 of 3

2.  Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                                 --------------------------------------------------------
                                                      Accounts Payable          Accounts Receivable

                                                 --------------------------------------------------------
Current                    Under 30 days                                 $0                   $        0
Overdue                    31 - 60 days                                  $0                   $        0
Overdue                    61 - 90 days                                  $0                   $        0
Overdue                    91 - 120 days                                 $0                   $        0
Overdue                    121 + days                                    $0                   $1,013,328
                                                 --------------------------------------------------------
Total                                                                    $0                   $1,013,328
                                                 --------------------------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors:                                               N/A

------------------------------------------------------------------------------------------------------------------------------------
                                Frequency of                                                                     Post-Petition
                                Payments per             Amount of                                             Payments Not Made
                                                                                                        ----------------------------
      Creditor/Lessor          Lease/Contract           Each Payment             Next Payment Due          Number          Amount
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------

4.  Tax Liability:
                           Gross Payroll Expense For Period                                           $0
                                                                           ------------------------------
                           Gross Sales for Period Subject to Sales Tax                                $0
                                                                           ------------------------------

                                                 -----------------------------------------------------------------------------------
                                                                                                              Post Petition Taxes
                                                         Date Paid                 Amount Paid *                  Still Owing
                                                 -----------------------------------------------------------------------------------
Federal Payroll and Withholding Taxes                                                   $0                   $0
State Payroll and Withholding Taxes                                                     $0                   $0
State Sales and Use Tax                                                                 $0                   $0
Real Property Taxes                                                                     $0                   $0
                                                 -----------------------------------------------------------------------------------

                           * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.  Insurance Coverage
                                                 -----------------------------------------------------------------------------------
                                                          Carrier/           Amount of         Policy       Premium Paid
                                                           Agent             Coverage        Exp. Date        Thru Date
                                                 -----------------------------------------------------------------------------------
Worker's Compensation
Liability                                                                    SEE
Fire and Extended Coverage                                                   *NOTE
Property                                                                     BELOW
Theft
Life (Beneficiary:________________)
Vehicle
Other

                                                 -----------------------------------------------------------------------------------

               *NOTE: Insurasnce coverage expired 10/1/01. All the Estates'
                    fixed assets and equipment have been sold and all employees have been terminated. The only remaining assets in the estate include cash, receivables and some causes of action for preference recoveries. The need for Property, Casualty, General Liability and Workers' Compensation insurance coverage no longer exists.

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 19
--------------------------------------------------------------------------------
                                                                     Page 3 of 3

6.   Questions:

     A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
             _____ : Yes Explain:_______________________________________________
                   X :No

     B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
             _____ : Yes Explain:_______________________________________________
                   X : No

7.   Statement of Unpaid Professional Fees (Post-Petition Only):

                      ------------------------------------------------------------------------------------
                                                                     Type                   Post-Petition
                              Name of Professional               Professional               Unpaid Total**
                      ------------------------------------------------------------------------------------
                      Crossroads, LLC                        Turnaround management                   -         Estimated
                      ------------------------------------------------------------------------------------
                      George Nicolais                        Financial advisor                   6,007         Estimated
                      ------------------------------------------------------------------------------------
                      Klee Tuchin Bogdanoff & Stern          Counsel                            13,343         Estimated
                      ------------------------------------------------------------------------------------
                      Latham Watkins                         Counsel                                 -
                      ------------------------------------------------------------------------------------
                      Stutman Treister                       Counsel                             7,083         Estimated
                      ------------------------------------------------------------------------------------
                      Imperial Capital, LLC                  Financial advisor                       -
                      ------------------------------------------------------------------------------------
                      Holland & Knight                       Counsel                             3,809         Estimated
                      ------------------------------------------------------------------------------------
                      Ernst & Young                          Independent Auditors                    -
                      ------------------------------------------------------------------------------------


                      **NOTE: Professional fees are paid by Matthews Studio Equipment Group for all the subsidiaries.

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

N/A




9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

--------------------------------------------------------------------------------------------------------------------------------
                              Quarterly
      Quarterly             Disbursements          Quarterly                                                     Quarterly
    Period Ending            for Quarter              Fee        Date Paid      Amount Paid     Check No.     Fee Still Owing
--------------------------------------------------------------------------------------------------------------------------------
      6/30/2000            $ 7,108,942.00         $24,500.00      7/31/2000     $24,500.00       2408
      9/30/2000            $ 7,208,343.00         $21,500.00     10/24/2000     $21,500.00       1395
     12/31/2000            $ 7,053,994.00         $21,000.00      1/26/2001     $21,000.00       1543
      3/31/2001            $ 5,307,500.00         $18,250.00      4/27/2001     $18,250.00       1643
      6/30/2001            $11,171,217.00         $16,250.00      7/26/2001     $16,250.00       1710
      9/30/2001            $   793,270.00         $ 6,500.00     10/23/2001     $ 6,500.00       1767

---------------------------------------------------------------------------------------------------------------------------------

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:_________________       Signed: __________________________________________

------------------------------------------------------------------------------------------------------------------------------------
                                            OFFICE OF THE UNITED STATES TRUSTEE

                                                                                                                              PAGE 1
                                                CENTRAL DISTRICT OF CALIFORNIA


------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
IN RE:                                      )                                    DEBTOR IN POSSESSION INTERIM STATEMENT
                                            )
      Matthews Studio Equipment Group       )                                                STATEMENT NO.19
                                            )                                          FOR THE PERIOD FROM:10/01/01
                                      DEBTOR)                                                           TO:10/31/01
                                            )
---------------------------------------------         ------------------------------------------------------------------------------
CHAPTER 11 CASE NO.  SV 00 13471 KL         )              General       Concentration     Payroll       Tax         Pre-Chapter
---------------------------------------------
                                                           Account          Account        Account     Account         Payroll
                                                      ------------------------------------------------------------------------------

CASH ACTIVITY ANALYSIS
                                                      ------------------------------------------------------------------------------
A. Total Receipts Per All Prior Interim Statements     $54,295,681.79   $43,741,234.28   $294,606.93    $0.00       $5,853,490.72

B.  Less: Total Disbursements Per All Prior            $54,295,681.79   $24,859,007.86   $294,606.93    $0.00       $5,847,583.77
       Interim Statements
                                                      ------------------------------------------------------------------------------

C.   Beginning Balance                                 $         0.00   $18,882,226.42   $      0.00    $0.00       $    5,906.95

                                                      ------------------------------------------------------------------------------
D.   Receipts During Current Period


     Per Attached Schedule - (Not Filed with Form 8K)  $18,688,215.48   $   333,801.97   $      0.00    $0.00                   -

                                                      ------------------------------------------------------------------------------
E.   Balance Available                                 $18,688,215.48   $19,216,028.39   $      0.00    $0.00       $    5,906.95

                                                      ------------------------------------------------------------------------------
F.   Less: Disbursements During Period

     Per Attached Schedule - (Not Filed with Form 8K)  $18,688,215.48   $18,597,210.12   $      0.00    $0.00          250,684.44

                                                      ------------------------------------------------------------------------------
G.   Ending Balance                                    $         0.00   $   618,818.27   $      0.00    $0.00       $    5,906.95

                                                      ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
IN RE:                                      )
                                            )
      Matthews Studio Equipment Group       )
                                            )
                                      DEBTOR)
                                            )
---------------------------------------------
CHAPTER 11 CASE NO.  SV 00 13471 KL         )      Investment    Professional           CD           CD       CD       Investment
---------------------------------------------
                                                   Account       Account             Account      Account    Account   Account
                                                   ---------------------------------------------------------------------------------

CASH ACTIVITY ANALYSIS
                                                   ---------------------------------------------------------------------------------
A. Total Receipts Per All Prior Interim Statements $4,664,706.13  $3,556,421.24  $355,957.03 $14,400,320.35  $     0.00  $      0.00

B. Less: Total Disbursements Per All Prior         $4,312,486.43  $3,556,421.24  $355,957.03 $14,400,320.35  $     0.00  $      0.00
       Interim Statements
                                                   ---------------------------------------------------------------------------------

C. Beginning Balance                               $  352,219.70  $        0.00  $      0.00 $         0.00  $     0.00  $      0.00

                                                   ---------------------------------------------------------------------------------
D. Receipts During Current Period


   Per Attached Schedule - (Not Filed with Form 8K)     6,786.12              -   375,000.00      600,000.00  91,367.12   145,940.19

                                                   ---------------------------------------------------------------------------------
E. Balance Available                               $  359,005.82  $        0.00  $375,000.00 $    600,000.00 $91,367.12  $145,940.19

                                                   ---------------------------------------------------------------------------------
F. Less:  Disbursements During Period

   Per Attached Schedule - (Not Filed with Form 8K)   250,684.44              -     8,000.00              -           -    75,117.53

                                                   ---------------------------------------------------------------------------------
G. Ending Balance                                  $  108,321.38  $        0.00  $367,000.00 $   600,000.00  $91,367.12  $ 70,822.66

                                                   ---------------------------------------------------------------------------------

H.  ACCOUNT INFORMATION

    (1).  General Account
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411952738

    (2).  Concentration Account

          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411952886

    (3).  Payroll Account
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411952800

    (4).  Tax Account
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411952851

    (5).  Pre-Chapter Payroll Account
          (a)  Western Security Bank 4100 W. Alameda Ave.,Burbank, Ca.
          (b)  001064088

    (6).  Investment Account
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  BHS-072281

    (7).  Professional Account
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411953459

    (8).  Pre-August 1st Certificate of of Deposit
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411958817

    (9).  Priority Claim Certificate of Deposit

          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411958647

    (10). Duke City Preference Reoveries Certificate of Deposit
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  411958630

    (11). Claim Objection Certificate of Deposit
          (a)  City National Bank 4605 Lankershim Blvd. No. Hollywood, Ca.
          (b)  BHS-158925


I.      Other Monies On Hand:  None

I, Ellen Gordon, Estate Representative, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:


Dated:                                               Signed:
____________________________________________                ____________________

------------------------------------------------------------------------------------------------------------------------------------